Exhibit 99

BenchmarkA Performance data (as at 31/12/16) 80 ! MSCI Golden Dragon Index (Net) 400 20 ! CSI 300 Index (Net) 350 300 Investment objective 250 200 Long term capital appreciation through investments 150 primarily in equity securities of companies with 100 substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, 50 Taiwan and Macau. 0 12/96 12/98 12/00 12/04 12/06 12/08 12/10 12/12 12/14 12/16 Fund statistics Share price Net asset value BenchmarkA Fund mZnZger Emerson Yip % 1 mth 3 mths 2016 YTD 1 year 3 year 5 year 10 years Listed New York Stock Exchange ShZre price -3.4 -7.7 3.8 3.8 12.5 57.3 46.9 Net Zsset vZlue -5.6 -9.2 -1.9 -1.9 5.8 45.5 40.5 Net Assets (as at 31/12/16) USD 108.86m BenchmarkA 4.6 5.5 1.1 1.1 11.2 40.9 50.2 LZunch dZte 16th July 1992 Dividends (Ex-dividend dZte) USD 0.3446 (7 December 2016) B % 2016/2015 2015/2014 2014/2013 2013/2012 2012/2011 8.9! ShZre price 3.8 -3.6 12.5 9.2 28.1 ActuZl LeverZge Net Zsset vZlue -1.9 -4.5 13.0 12.5 22.3 BenchmarkA 1.1 -5.3 16.1 5.1 20.5 Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized. Market capitalization breakdown (as at 31/12/16) (Large Cap > USD 2bn, Mid Cap USD 500m USD 2bn, Holding Fund ! BenchmZrkA weight Small Cap <USD500m) Tencent Holdings Ltd. 7.5 5.8 Top 10 holdings (as at 31/12/16) Taiwan Semiconductor Manufacturing Co., Ltd. 7.2 5.8 Alibaba Group Holding Ltd. Sponsored ADR 5.1 4.1 China Construction Bank Corporation* 5.0 2.8 Ping An Insurance (Group) Company of China, Ltd.* 3.7 1.9 China Merchants Bank Co., Ltd.* 3.6 0.8 AIA Group Limited 3.4 2.8 CNOOC Limited 2.5 0.9 LARGAN Precision Co., Ltd. 2.0 0.5 Hong Kong Exchanges & Clearings Ltd. 2.0 1.1 SubTotal 42.0 26.5 * Denotes China Ashare holding Sector (as at 31/12/16) Fund Bmark Fund Bmark Fund Bmark Large Cap Mid Cap Small Cap 62 Stocks 10 Stocks 0 Stocks Total number of stocks in the Fund’s portfolio: 72 A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Fund % 31.4% 29.0% 12.2% 8.6% 3.0% 3.0% 2.7% 2.5% 1.9% 1.4% 4.3% 100% Financials Information Technology Consumer Discretionary Industrials Consumer Staples Health Care Utilities Energy Telecommunication Services Materials Liquidity Total Active % -3.5% 1.5% 3.5% 0.3% 0.0% 1.0% -1.1% -1.0% -2.7% -2.3% 4.3% Share price USD 15.58 NAV per share USD 16.88 Discount (-) / Premium Current -7.7! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392

Fund information Portfolio (as at 31/12/16) Fund % Active % -0.6% 17.6% Hong Kong 19.4% China - ‘A’ Shares 1.7% 15.4% Taiwan -4.6% 12.2% China - Hong Kong ‘H’ -4.9% 12.1% China - Hong Kong ‘P Chip’ 2.8% 11.3% China - Hong Kong ‘Red Chip’ 3.1% 7.7% China - Others -1.7% 0.0% China - ‘B’ Shares -0.1% 4.3% Net Liquidity 4.3% 100% Total Portfolio review (as at 31/12/16) Greater China equities fell in December as worries about the RMB spurred by postelection strength in the USD combined with a fixed income rout in China to pressure markets. The MSCI China Index fell the most given the aforementioned factors. Onshore China equities fared even worse, as regulators moved to limit the scale of insurance company investments in equities. The MSCI Hong Kong Index dropped, as local rates gapped up and mainland regulators implemented a number of measures intended to stem capital outflows into both Hong Kong and Macau. The technologyheavy MSCI Taiwan Index corrected as local worries grew about a potential glut of China smartphones. Market outlook (as at 31/12/16) We anticipate a further tightening of financial conditions in China in response to pressure on the currency, as authorities attempt to buy time for an easing in the dollar rally. While a change in benchmark rates is still improbable, marketimplied rates are rising both due to a selloff in bond markets as well as banks guiding borrowers into longerduration instruments. Combined with the continued tightening of measures aimed at overheating in the residential property market, China may be flirting with a growth slowdown that could reverse the rally in industrial and commodity equities. We have increased positions in companies that benefit from a structural rise/normalization in rates. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735

Full portfolio holdings (as at 31/12/16) Values Sum of Traded Sum of Holding Market Value (Base) Weight Financials 38,911,424 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 HONG KONG EXCHANGES & CLEARING LTD COMMON STOCK CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 WHARF HOLDINGS LTD/THE COMMON STOCK HKD 0 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON CHINA LIFE INSURANCE CO LTD/TAIWAN COMMON STOCK DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 CHINA RESOURCES LAND LTD COMMON STOCK HKD 0.1 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 POSTAL SAVINGS BANK OF CHINA CO LTD COMMON STOCK 6,143,607 5.0 4,594,261 3.7 4,434,518 3.6 4,214,488 3.4 2,463,638 2.0 2,271,878 1.8 2,132,826 1.7 1,791,514 1.4 1,632,259 1.3 1,283,016 1.0 1,273,067 1.0 1,242,063 1.0 1,190,157 1.0 904,105 0.7 872,010 0.7 850,256 0.7 840,765 0.7 776,997 0.6 Information Technology 35,948,222 29.0 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON ALIBABA GROUP HOLDING LTD ADR USD 0.000025 LARGAN PRECISION CO LTD COMMON STOCK TWD 10 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 GOERTEK INC COMMON STOCK CNY 1 WISTRON NEWEB CORP COMMON STOCK TWD 10 HIMAX TECHNOLOGIES INC ADR USD 0.6 9,229,971 7.5 8,875,682 7.2 6,260,853 5.1 2,469,515 2.0 1,944,200 1.6 1,467,658 1.2 1,301,320 1.0 1,234,468 1.0 985,748 0.8 896,021 0.7 819,862 0.6 462,924 0.4 Consumer Discretionary 15,168,495 12.2 WYNN MACAU LTD COMMON STOCK HKD 0.001 JD.COM INC ADR USD 0.00002 NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 HANGZHOU ROBAM APPLIANCES CO LTD COMMON STOCK CNY CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1 TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 IMAX CHINA HOLDING INC COMMON STOCK HKD 0.0001 CTRIP.COM INTERNATIONAL LTD ADR USD 0.01 BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD COMMON REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01 CHOW SANG SANG HOLDINGS INTERNATIONAL LTD COMMON CAFE DE CORAL HOLDINGS LTD COMMON STOCK HKD 0.1 CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK ALPHA GROUP COMMON STOCK CNY 1 PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD SAIC MOTOR CORP LTD COMMON STOCK CNY 1 CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON 1,819,213 1.5 1,485,696 1.2 1,433,181 1.2 1,060,922 0.9 1,023,832 0.8 905,216 0.7 869,818 0.7 868,000 0.7 867,677 0.7 822,562 0.7 712,102 0.6 681,514 0.5 596,763 0.5 560,671 0.4 535,448 0.4 452,787 0.4 283,445 0.2 189,647 0.1

Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Industrials 10,606,380 8.6 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 1,858,998 1.5 HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD 1,294,972 1.0 CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK 1,216,283 1.0 BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK 1,090,901 0.9 CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD 936,966 0.8 BOC AVIATION LTD COMMON STOCK HKD 829,361 0.7 SPRING AIRLINES CO LTD COMMON STOCK CNY 1 785,230 0.6 SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 779,687 0.6 LUXSHARE PRECISION INDUSTRY CO LTD COMMON STOCK 776,055 0.6 AVIC AVIATION ENGINE CORP PLC COMMON STOCK CNY 1 563,456 0.5 GUOXUAN HIGHTECH CO LTD COMMON STOCK CNY 1 474,471 0.4 Liquidity 5,303,837 4.3 Net Liquidity 5,303,837 4.3 Health Care 3,738,630 3.0 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,389,908 1.1 CHINA RESOURCES PHOENIX HEALTHCARE HOLDINGS CO LTD 1,264,546 1.0 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 1,084,176 0.9 Consumer Staples 3,718,394 3.0 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 1,422,283 1.1 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 1,361,817 1.1 WH GROUP LTD COMMON STOCK HKD 0.0001 934,294 0.8 Utilities 3,374,713 2.7 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 1,669,895 1.3 CGN POWER CO LTD COMMON STOCK HKD 1 1,091,301 0.9 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 613,517 0.5 Energy 3,077,181 2.5 CNOOC LTD COMMON STOCK HKD 0 3,077,181 2.5 Telecommunication Services 2,300,950 1.9 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 2,300,950 1.9 Materials 1,711,867 1.4 KANGDE XIN COMPOSITE MATERIAL GROUP CO LTD COMMON 1,284,348 1.0 ALUMINUM CORP OF CHINA LTD COMMON STOCK HKD 1 427,520 0.3 Grand Total 123,860,094 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or o n behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.